INVENTORIES	12 Months Ended
Dec. 31, 2022
INVENTORIES.
INVENTORIES

5— INVENTORIES

	December 31,
	2022	2021
Components, spare parts	7,543	4,955
Work-in-progress	283	250
Finished goods – own manufactured products	1,514	1,166
Finished goods – distribution products	3,702	2,598
Total gross inventories	13,042	8,968
Less: allowance for slow-moving inventory and net realizable value	(1,262)	(1,470)
Total	11,780	7,499

The provision for slow moving inventory relates to components and spare parts. The increase in the allowance for slow moving inventory (excluding exchange rate impact), which are classified within cost of sales, amounted to €93 thousand for the year ended December 31, 2022, €371 thousand for the year ended December 31, 2021, and €651 thousand for the year ended December 31, 2020.